                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240-14a-11(c) or ss. 240.14a-12

                       STATE OF FRANKLIN BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             Charles E. Allen, Jr.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the Appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:[1]

          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5.   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ______________

     2)   Form, Schedule or Registration Statement No: __________

     3)   Filing Party ________________

     4)   Date Filed: _________________

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 NORTH ROAN STREET
                          JOHNSON CITY, TENNESSEE 37604

                                 MARCH 17, 1999

TO THE SHAREHOLDERS OF STATE OF FRANKLIN BANCSHARES, INC.

         You are cordially invited to attend the Annual Meeting of Shareholders of State of Franklin Bancshares (the "Company"), which will be held at 1907 North Roan Street, Johnson City, Tennessee, on Tuesday, April 20, 1999, at 7:00 p.m., Eastern Time.

         We have enclosed a Notice of Annual Meeting of Shareholders, a Proxy Statement, and a Proxy. The matters listed in the Notice of Annual Meeting are more fully described in the Proxy Statement.

         It is important that your shares are represented and voted at the meeting, regardless of the size of your holdings. Accordingly, we would appreciate your completing the enclosed Proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your Proxy can be revoked upon your request prior to balloting. If you wish to personally vote at the meeting, but your shares are held in the name of a broker, trust, bank or other nominee, you should bring with you a Proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

         We urge you to return your Proxy by mailing it in the enclosed postage-paid envelope to be received no later than 5:00 p.m. on April 20, 1999.



                            Sincerely yours,



                            Charles E. Allen, Jr.         Randal R. Greene
                            Chairman of the Board         President

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 NORTH ROAN STREET
                          JOHNSON CITY, TENNESSEE 37604

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 20, 1999

         Notice is hereby given that the Annual Meeting of Shareholders of State of Franklin Bancshares, Inc. (the "Company") will be held at 1907 North Roan Street, Johnson City, Tennessee, on Tuesday, April 20, 1999, at 7:00 p.m., Eastern Time, for the following purposes:

         1. To elect four directors to serve a three-year term and one director to serve a one-year term or until their successors have been duly elected and qualified.

         2. To approve the State of Franklin Bancshares, Inc. Stock Incentive Plan.

         3. To ratify the appointment of Baylor & Backus as the Company's independent accountants and auditors for 1999.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on March 15, 1999, are entitled to notice of and to vote on all matters presented at the Annual Meeting of Shareholders.


Dated: March 19, 1999                   By Order of the Board of Directors




                                        Becky Mominee
                                        Secretary


                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 NORTH ROAN STREET
                          JOHNSON CITY, TENNESSEE 37604

                                 PROXY STATEMENT

                       STATE OF FRANKLIN BANCSHARES, INC.

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 1999

                     INFORMATION CONCERNING THE SOLICITATION

         This statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") of State of Franklin Bancshares, Inc. (the "Company") to be held on Tuesday, April 20, 1999 at 7:00 p.m., Eastern Time, at 1907 North Roan Street, Johnson City, Tennessee, and at any adjournment thereof.

         At the Annual Meeting, the Company's shareholders will vote to elect five directors, to approve the State of Franklin Bancshares, Inc. Stock Incentive Plan (the "Stock Incentive Plan") and to ratify the appointment of Baylor & Backus as the Company's independent accountants and auditors for 1999. The affirmative vote of a plurality of the shares present or represented at the meeting, if a quorum exists, is required to elect the directors. The affirmative vote of a majority of the shares present or represented at the meeting, if a quorum exists, is required to approve the Stock Incentive Plan and to ratify the appointment of Baylor & Backus as the Company's independent accountants and auditors for 1999.

         Each holder of common stock of the Company (the "Common Stock") is entitled to one vote for each share held on all matters submitted before the Annual Meeting and at any adjournment thereof. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Under Tennessee law, shareholders who abstain from voting on a proposal are treated as present and entitled to vote at the Annual Meeting and therefore have the effect of a vote against the proposal. If shares of Common Stock are held in the name of a broker, the failure of the broker to vote the shares is treated as if the beneficial owner of such shares failed to vote such shares.

         Shareholders are urged to sign the enclosed Proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with each shareholder's directions. If no directions are given, proxies will be voted FOR the election of the nominees named herein as directors, FOR the approval of the Stock Incentive Plan and FOR the ratification of the appointment of Baylor & Backus as the Company's independent accountants and auditors for 1999.

         The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the persons named in the enclosed Proxy will use their discretion in voting the shares. The Proxy may be revoked at any time prior to the voting thereof by written request to the Company at 1907 North Roan Street, Johnson City, Tennessee 37604,
Attention: Becky Mominee, Secretary. The Proxy also may be revoked by submission to the Company of a subsequently dated Proxy. Giving the Proxy will not affect the right of a shareholder to attend the Annual Meeting and vote in person.

         The solicitation of proxies in the enclosed form is made on behalf of the Company's Board of Directors. The Company will bear the entire cost of soliciting these proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone or facsimile by officers, directors and employees of the Company who will receive no additional compensation for such activities. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of record of shares held by such persons, who will be reimbursed for their reasonable expenses incurred in such connection. It is expected that this Proxy Statement will first be sent to shareholders on or about March 17, 1999.

                          OUTSTANDING VOTING SECURITIES

         Only stockholders of record on March 15, 1999, are entitled to notice of and to vote at the Annual Meeting. On that date there were 1,190,363 shares of Common Stock issued and outstanding. A list of stockholders entitled to vote on matters at the Annual Meeting will be available at the Company's headquarters beginning on or about March 18, 1999.

PROPOSAL 7. ELECTION OF DIRECTORS

         The Company's bylaws provide that the board of directors shall consist of no fewer than five nor more than 25 members. The board is currently set at 11 members by board resolution. The directors are divided into three classes, each of which is as nearly equal in number as possible. The directors in each such class hold office for staggered terms of three years each. Staggered terms make it more difficult for shareholders, including those holding a majority of the common stock of the Company, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, two annual meetings of shareholders would be required to change a majority of the directors of the Company, provided that no directors resigned, were removed, or died during their terms of office and the vacancies created thereby were not filled by an affirmative vote of majority of the board of directors.

          At the Annual Meeting four directors are nominees for election to hold office for a three-year term and one director is a nominee for election to hold office for a one-year term or until their successors are elected and qualified. If any nominee should be unable to accept nomination or election as a director, which is not expected, the proxies may be voted with discretionary authority for a substitute designated by the Board of Directors. The election of a director requires the affirmative vote of a plurality of shares present or represented at the meeting by proxy.

         The Board of Directors of the Company recommends voting FOR the election of the following nominees:

                     NOMINEES FOR ELECTION FOR A THREE-YEAR
                   TERM EXPIRING AT THE ANNUAL MEETING IN 2002



DIRECTOR, YEAR FIRST                              PRINCIPAL OCCUPATION,
ELECTED AS DIRECTOR              AGE            BUSINESS AND DIRECTORSHIPS
-------------------              ---            --------------------------
Randal R. Greene ..............   39       President of the Company; President
        1996                               and Chief Executive Officer of the
                                           Savings Bank

Kenneth E. Cutshall, M.D. .....   38       Physician
        1996

Cameron E. Perry...............   69       Banker, retired
        1996

Henry J. Williams, M.D. .......   62       Physician
        1996


                       NOMINEE FOR ELECTION FOR A ONE-YEAR
                   TERM EXPIRING AT THE ANNUAL MEETING IN 2000


DIRECTOR, YEAR FIRST                            PRINCIPAL OCCUPATION,
ELECTED AS DIRECTOR               AGE        BUSINESS AND DIRECTORSHIPS
-------------------               ---        --------------------------
Charles E. Allen, Sr. .........   68      Physician
        1996


                         DIRECTORS CONTINUING IN OFFICE
                WHOSE TERMS EXPIRE AT THE ANNUAL MEETING IN 2001


DIRECTOR, YEAR FIRST                           PRINCIPAL OCCUPATION,
ELECTED AS DIRECTOR               AGE        BUSINESS AND DIRECTORSHIPS
-------------------               ---        --------------------------
Charles E. Allen, Jr. .........   38      Chairman of the Board of the Company;
        1996                              Chairman of the Board and Chief Financial
                                          Officer of the Savings Bank

Stephen K. Gross...............   52      Chief Financial Officer and owner of
        1996                              Microporous  Products, LP

Verrill M. Norwood, Jr. .......   67      Environmental consultant
        1996

Vance W. Cheek.................   75      Banker, retired


                         DIRECTORS CONTINUING IN OFFICE
                WHOSE TERMS EXPIRE AT THE ANNUAL MEETING IN 2000


DIRECTOR, YEAR FIRST                            PRINCIPAL OCCUPATION,
ELECTED AS DIRECTOR               AGE         BUSINESS AND DIRECTORSHIPS
-------------------               ---         --------------------------
Donald R. Jeanes...............   53      President of Milligan College
        1996

Richard S. Venable.............   54      Owner and President of R.S.V. Inc.
        1996

         These persons have served as directors of the State of Franklin Savings Bank since 1996 and as directors of the Company since its formation in May 1998. Charles E. Allen, Sr, M.D., is the father of Charles E. Allen, Jr. Verrill M. Norwood, Jr., is the father-in-law of Randal R. Greene. No director of the Company is a director or executive officer of another bank holding company, bank, savings and loan association, or credit union. The principal occupations and employments of the persons listed above are for the past five years except as described below:

         Charles E. Allen, Jr., has served as Chairman of the Board and Chief Financial Officer of the Savings Bank since its inception in February 1996 and Chairman of the Board of the Company since its organization in May 1998. He is a certified public accountant and a certified financial planner. He served two terms in the Tennessee General Assembly from 1990-1994. Previously he was an investment broker with J.C. Bradford & Co., until his resignation in August 1995 to form the Savings Bank. He is also president of Charles E. Allen Co. Inc. which manages and is owner/partner in six Stowaway Self Service Storage facilities in East Tennessee and western North Carolina.

         Randal R. Greene has served as President and Chief Executive Officer of the Savings Bank since its inception in February 1996 and President of the Company since its organization in May 1998. Previously, Mr. Greene was a senior vice president of First American National Bank serving as division manager of the corporate division responsible for the Johnson City, Kingsport and Bristol markets.

                             MEETINGS AND COMMITTEES

         During 1998 the Board of Directors of the Company held four meetings. The Directors of the Company also serve as directors of the Savings Bank. The Board of Directors of the Savings Bank held 13 meetings in 1998. No director attended less than 75% of the meetings held by the Savings Bank during 1998. The directors received no compensation as directors of the Company or of the Savings Bank during 1998. Each director, however, was awarded options to purchase 2,785 shares of Common Stock of the Company in 1998. These options vest over a five-year period.

         The Board of Directors has three committees. The Company's Audit Committee, composed of Directors Perry, Gross, Jeanes and Allen, Sr., is responsible for the review and evaluation of the Company's internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors and recommends the annual appointment of such auditors.

         The entire Board of Directors acts as Nominating Committee for the nomination of members of the Board of directors. The Board of directors met once in its capacity as the Nominating Committee during 1998.

         The Company's Compensation Committee is composed of directors Venable, Gross, Jeanes, Cutshall and Perry. This Committee establishes salary and compensation guidelines for the Company's employees. During 1998 the Compensation Committee held three meetings.

                     REPORT ON EXECUTIVE COMPENSATION OF THE
                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Compensation Committee of the Board of Directors is comprised of five directors who are not employees of the Company. The Committee is responsible for establishing and administering the Company's executive compensation programs, as well as determining the salaries, compensation and benefits of the President and CEO and the Chairman and CFO.

         This report of the Compensation Committee describes the components of the Company's executive officer compensation programs and describes the basis upon which compensation is awarded to the executive officers of the Company.

         This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Philosophy and Structure

         The Compensation Committee establishes and periodically reviews the compensation for the executive officers. When setting salaries and bonuses, the Committee considers profitability of the Company, peer compensation and the officers' effectiveness in meeting the goals established by the Board of Directors.


                                     COMPENSATION COMMITTEE
                            Richard S. Venable      Stephen K. Gross
                            Donald R. Jeanes        Kenneth E. Cutshall
                            Cameron E. Perry

                             EXECUTIVE COMPENSATION

         The following table sets forth the aggregate cash compensation paid by the Company to the Chairman and the President of the Company. No other executive officer of the Company received cash compensation in excess of $100,000 (determined as of the end of 1998) for the years ended December 31, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE


                                                                                    LONG TERM
                                                     ANNUAL COMPENSATION           COMPENSATION
                                                   ----------------------------------------------
                                                                                      SECURITIES
                                                                                      UNDERLYING
NAME AND POSITION                           YEAR   SALARY ($)       BONUS ($)     OPTIONS/SARS(#)
-----------------                           ----   ----------   -------------     ---------------
Charles E. Allen, Jr. ...................   1998    114,167         15,000               25,064
Chairman of the Board                       1997    105,000             --               30,500
                                            1996    110,000             --                   --

Randal R. Greene.........................   1998    114,167         15,000               25,064
President                                   1997    105,000             --               30,500
                                            1996    110,000             --                   --


         The following table discloses the grant of stock options in fiscal year 1998 to the executive officers.


                                  OPTIONS/SARS GRANTED IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------
                                  INDIVIDUAL GRANTS                                   POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                       ANNUAL RATES OF STOCK
                                                                                       PRICE APPRECIATION FOR
                                                                                           OPTION TERM(1)
-------------------------------------------------------------------------------------  -----------------------
                              NUMBER OF       PERCENT OF
                             SECURITIES      TOTAL OPTIONS
                             UNDERLYING       GRANTED TO     EXERCISE OR
                              OPTIONS        EMPLOYEES IN    BASE PRICE    EXPIRATION
      NAME                   GRANTED (#)     FISCAL YEAR      ($/SH)          DATE       5%($)     10% ($)
      ----                   -----------     -----------      ------          ----       -----     -------
Charles E. Allen, Jr. ....     25,064            50%           11.00          None      173,389    439,401
Randal R. Greene .........     25,064            50%           11.00          None      173,389    439,401

-----------------
(1) Assumes a ten-year term for the options.

         The following table discloses information regarding stock options held at the end of or exercised in fiscal year 1998 for each of the executive officers as of December 31, 1998.


                                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAR-END OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------

                           SHARES                       SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                         ACQUIRED ON     VALUE          UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
        NAME             EXERCISE(1)    REALIZED(1)     AT DECEMBER 31, 1998          AT DECEMBER 31, 1998 (2)
    -----------          -----------    -----------     --------------------          ------------------------
                                                      EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
                                                      -----------   -------------   -----------    -------------
Charles E. Allen, Jr.       ---            ---           17,212        38,352         12,200           18,300
Randal R. Greene            ---            ---           17,212        38,352         12,200           18,300


-----------------

(1) As of December 31, 1998, no options have been exercised by the executive officers under the Stock Incentive Plan.
(2)   Based on an appraisal by an independent third party of $11.00 per share.

         SECURITY OWNERSHIP OF COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS
                       AND CERTAIN OTHER BENEFICIAL OWNERS

         As of March 1, 1999, the Company's records indicated that the following number of shares were beneficially owned by (i) each person known by the Company to beneficially own more than 5% of the Company's shares; (ii) each Director of the Company and executive officer; and (iii) all Directors and executive officers of the Company as a group. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.


                                                    AMOUNT AND NATURE
                                                 OF BENEFICIAL OWNERSHIP    PERCENT
              NAME OF BENEFICIAL OWNER            (NUMBER OF SHARES)       OF CLASS(1)
-----------------------------------------------  -----------------------  ------------
Henry J. Williams, Jr., M.D.(2)................         56,881              4.8%
Charles E. Allen, Jr.(2)(3)....................        129,752             10.8
Randal R. Greene(2)(3).........................        103,539              8.6
Stephen K. Gross(2)............................         25,430              2.1
Donald R. Jeanes(2)............................          5,111                *
Kenneth E. Cutshall, M.D.(2)...................         21,811              1.8
Charles E. Allen, Sr., M.D.(2).................         26,111              2.2
Richard S. Venable(2)..........................         11,111                *
Verrill M. Norwood, Jr.(2).....................         36,111              3.0
Cameron E. Perry(2)............................         11,111                *
Vance W. Cheek(2)..............................          8,611                *
Directors and executive officers as a
  group (11 persons)(4)........................
                                                       434,679             35.3%

-------------------
*    Less than 1%

(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 1,187,148 shares issued and outstanding on March 1, 1999. Options to purchase 44,423 shares are exercisable or become exercisable within 60 days of March 1, 1998. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) Includes 1,111 shares issuable within the next 60 days upon the exercise of options.

(3) Includes 63,636 shares held by the Employee Stock Ownership Plan for which Mr. Allen and Mr. Greene serve as co-trustees.

(4) Includes 44,423 shares issuable upon the exercise of options granted under the Stock Incentive Plan and 63,636 shares held by the Employee Stock Ownership Plan.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The federal securities laws require the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations by certain reporting persons, all of the Company's officers, directors and greater than 10% beneficial owners made all filings required in a timely manner.

           TRANSACTIONS WITH EXECUTIVE OFFICERS, DIRECTORS AND OTHERS

         The Company has had and expects to have in the future banking and other business transactions in the ordinary course of its banking business with directors, officers, and 10% beneficial owners of the Company and their affiliates, including members of their families, or corporations, partnerships, or other organizations in which such officers or directors have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Any such banking transactions will not involve more than the normal risk of collectibility nor present other unfavorable features to the Company or the Savings Bank.

         The Savings Bank leases office space from a partnership, Allen and Allen. Charles E. Allen, Jr., the Chairman of the Board of the Company and Charles E. Allen, Sr., M.D., a director of the Company, are principals in Allen and Allen. The 2,625 square foot building houses the Savings Bank's Browns Mill Road branch. Rent for the first three years of the of the contract is $11.66 per square foot or $30,600 annually. This amount includes taxes, insurance and maintenance.

PROPOSAL 8. APPROVAL OF THE STOCK INCENTIVE PLAN

         In December 1996, the Board of Directors of the Savings Bank adopted the State of Franklin Savings Bank Stock Incentive Plan (the "Plan") pursuant to which the Board of Directors may grant incentive stock options (within the meaning of the Internal Revenue Code of 1986, as amended (the "Code")) and nonqualified options (collectively, the "Options") to employees of the Company for the purchase of Common Stock of the Company. The Plan is intended to provide incentives to, and rewards for employees of the Company who have contributed and will continue to contribute to the success of the Company. The option prices are determined by the Board of Directors, but option prices may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. An aggregate of 500,000 shares of Common Stock has been reserved for issuance under the Plan subject to appropriate adjustments for stock splits, dividends and other transactions or events as described in the Plan. All options may be exercised at such times and in such amounts as may be determined at the time of the granting of the options by the Board of Directors.

         Options may be exercised within 30 days, or such longer period as the Board of Directors may determine, after retirement, resignation, or termination of the option holder's employment or service with the Company, but only to the extent that they had become exercisable at retirement, resignation or termination. Any unexercised options shall expire in the event of an option holder's retirement or dismissal or otherwise as described above. Under certain circumstances involving change of control of the Company, the Board of Directors may accelerate the exercisability and termination of the option.

         The Board of Directors may, at any time, amend, modify, suspend or terminate the Plan; provided however, that no amendment may increase the limit on the maximum number of shares which may be issued upon exercise of Options without approval by the Company's shareholders.

         An employee to whom an incentive stock option ("ISO") which qualifies under Section 422 of the Code is granted will not recognize income at the time of grant or exercise of such Option. However, upon the exercise of an ISO, any excess in the fair market price of the Common Stock over the option price constitutes a tax preference item which may have alternative minimum tax consequences for the employee. If the employee sells such shares more than one year after the date of transfer of such shares and more than two years after the date of grant of such ISO, the employee will generally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price.

The Company will not be entitled to a federal income tax deduction in connection with the grant or exercise of the ISO. If the employee does not hold such shares for the required period, when the employee sells such shares, the employee will recognize ordinary compensation income and possibly capital gain or loss (long-term or short-term depending on the holding period of the stock sold) in such amounts as are prescribed by the Code and the regulations thereunder and the Company will generally be entitled to a Federal income tax deduction in the amount of such ordinary compensation income recognized by the employee.

         An employee to whom a nonqualified stock option ("NSO") is granted will not recognize income at the time of grant of such Option. When such employee exercises such NSO, the employee will recognize ordinary compensation income equal to the excess, if any, of the fair market value, as of the date of Option exercise, of the shares the employee receives upon such exercise over the option price paid. The tax basis of such shares to such employee will be equal to the option price paid plus the amount, if any, includible in the employee's gross income, and the employee's holding period for such shares will commence on the date on which the employee recognizes taxable income in respect of such shares. Gain or loss upon a subsequent sale of any Common Stock received upon the exercise of a NSO generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold). Subject to the applicable provisions of the Code and regulations thereunder, the Company will generally be limited to a Federal income tax deduction in respect of a NSO in an amount equal to the ordinary compensation income recognized by the employee. This deduction will, in general, be allowed for the taxable year of the Company in which the participant recognizes such ordinary income.

         Currently there are options outstanding under the Plan exercisable for 111,128 shares of Common Stock.

         Stock Option Plan for Outside Directors. The Stock Option Plan for Outside Directors (the "Director Option Plan") was also adopted by the Board of Directors of the Savings Bank in December 1996. The Director Option Plan is intended to encourage stock ownership by directors of the Company and to provide those individuals with an additional incentive to manage the Company in the shareholders' best interests and to provide a form of compensation that will attract and retain highly qualified individuals as members of the Board. The Director Option Plan will provide for the granting of options to outside directors, subject to certain adjustments reflecting changes in the Company's capitalization. The full Board may make discretionary grants of options and determine the terms and conditions of such options. Each member of the Board of Directors who is not an employee of the Company is eligible to participate; however, grants made must be approved by the full Board of Directors with such member abstaining. The Director Option Plan requires that the exercise price for each option granted under the plan must equal 100% of the fair market value of the Company's Common Stock on the date the option is granted. Nothing contained in the Director Option Plan or any agreement to be executed pursuant to the Director Option Plan will obligate the Company, its Board or its shareholders to retain an optionee as a Director of the Company.

         Currently there are options outstanding under the Director Option Plan exercisable for 53,218 shares of Common Stock.

PROPOSAL 3 RATIFICATION OF THE APPOINTMENT OF BAYLOR & BACKUS AS THE COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR 1999

         The Board of Directors has confirmed the appointment by the Audit Committee of Baylor & Backus as the Company's independent accountants and auditors for 1999. Baylor & Backus has served as independent accountants and auditors of the Company for the year ended December 31, 1998. Representatives of the firm will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions by shareholders.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting, if a quorum exists, entitled to vote at the Annual Meeting is required to ratify the appointment of Baylor & Backus as the Company's independent accountants and auditors for 1999. If the shareholders do not ratify this appointment, other independent auditors will be considered by the Board of Directors upon recommendation by the Audit Committee.

         The Board of Directors recommends voting FOR ratification of the appointment of Baylor & Backus as the Company's independent accountants and auditors for 1999.

                 SHAREHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

         In accordance with the rules and regulations of the Securities and Exchange Commission, shareholders' proposals intended to be presented at the 2000 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company by December 20, 1999.

                                  OTHER MATTERS

         The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other business should come before the Annual Meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

         UPON THE WRITTEN REQUEST OF ANY RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY, WITHOUT CHARGE, WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SEC. REQUESTS SHOULD BE DIRECTED TO BECKY MOMINEE, SECRETARY, STATE OF FRANKLIN BANCSHARES, INC., 1907 NORTH ROAN STREET, JOHNSON CITY, TENNESSEE 37604, TELEPHONE (423) 926-3600.



                                  BY ORDER OF THE BOARD OF DIRECTORS



                                            Becky Mominee
                                            Secretary


Johnson City, Tennessee
March 19, 1999

                                                                     Appendix A


                                      PROXY

                       State of Franklin Bancshares, Inc.
                             1907 North Roan Street
                          Johnson City, Tennessee 37604

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

         The undersigned appoints each of Charles E. Allen, Jr., Randal R. Greene and Becky Mominee, or any of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of State of Franklin Bancshares, Inc. (the "Company") at the close of business on March 15, 1999, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at 1907 North Roan Street, Johnson City, Tennessee, on April 20, 1999, at 7:00 p.m., Eastern Time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote in his or her discretion as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

         (1) Election of four directors to serve a three-year term and one director to serve a one-year term, or until their succesors have been duly elected and qualified.

             [ ] FOR all nominees listed below (except as indicated to the contrary below).

             [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.
                  THREE-YEAR TERM:                  ONE-YEAR TERM:
                  Randal R. Greene                  Charles E. Allen, Sr., M.D.
                  Kenneth E. Cutshall, M.D.
                  Cameron E. Perry
                  Henry J. Williams, M.D.

                  Instruction: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below.

--------------------------------------------------------------------------------

         (2) Approval of State of Franklin Bancshares, Inc. Stock Incentive
             Plan.

             [ ] For                   [ ] Against                [ ] Abstain

         (3) Ratification of the appointment of Baylor & Backus as the Company's independent accountants and auditors for 1999.

             [ ] For                   [ ] Against                [ ] Abstain

********************************************************************************

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the related Proxy Statement.

Dated:  _________, 1999               Signed:
                                             ----------------------------------
[Label to be placed here]             Signed:
                                             ----------------------------------
                                             Shareholder should sign here
                                             exactly as shown on the label
                                             affixed hereto. Administrator,
                                             Trustee, or Guardian, please give
                                             full title. If more than one
                                             Trustee, all should sign. All Joint
                                             Owners should sign.

Please indicate if you plan to attend the Annual Meeting of Stockholders.
[ ] Yes  [ ] No

     PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO:

                  Illinois Stock Transfer Company
                  209 West Jackson Boulevard
                  Suite 903
                  Chicago, Illinois 60606-6905